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                                                                    Exhibit 10.8


                        AMENDMENT TO EMPLOYMENT AGREEMENT



         THIS AMENDMENT TO EMPLOYMENT AGREEMENT is executed this 10th day of January, 2000, by and between Water Pik Technologies, Inc., a Delaware corporation with its principal place of business in Newport Beach, California ("Water Pik") and _______________, an individual residing in California (the "Executive").

         WHEREAS Executive and Allegheny Teledyne Incorporated entered into an Employment Agreement on ____________ (the "Agreement");

         WHEREAS the Agreement was assigned to and assumed by Water Pik Technologies on November 29, 1999 as part of the spin-off of Allegheny Teledyne Incorporated's consumer products business;

         WHEREAS the parties wish to amend the Agreement pursuant to the terms contained herein.

         NOW THEREFORE, in consideration of the premises, mutual covenants and agreements of the parties contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Water Pik and the Executive hereby agree, intending to be legally bound, as follows:

         1. Paragraph 4(d) of the Agreement entitled "Stock Options" is hereby amended and restated by adding the following sentence at the end of the paragraph:

         In the event of a "Change in Control" as defined herein, all options outstanding shall become immediately exercisable; provided, however, this provision shall not be applicable if any Change in Control results from Executive's beneficial ownership (within the meaning of Rule 13d.3 under the Securities Exchange Act) of common stock or Company voting securities.




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         IN WITNESS WHEREOF, Water Pik, by its appropriate officer, and
Executive have signed this Amendment, as of the day and year first above written.


                                                 WATER PIK TECHNOLOGIES, INC.


                                                 By:



                                                 EXECUTIVE









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              Schedule to form of Amendment to Employment Agreement

         Water Pik Technologies, Inc. has entered into an Amendment to Employment Agreement on the form shown above, with each of the following individuals:

1.       Michael P. Hoopis
2.       Robert A. Shortt
3.       Victor C. Streufert
4.       Richard P. Bisson
5.       Robert J. Rasp



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